                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                October 25, 1999
                Date of Report (Date of Earliest Event Reported)

  Bear Stearns Asset Backed Securities Inc. (as Sponsor of American Residential Eagle Bond Trust 1999-1, the Issuer of Mortgage-Backed LIBOR Notes, Class A,
             Series 1999-1, under an Indenture dated April 1, 1999)

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                        333-9532               13-3836437
          --------                        --------               ----------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                    245 Park Avenue, New York, New York 10167
                    -----------------------------------------
                    (Address of Principal Executive Offices)


                                 (212) 272-4095
                         -------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.       OTHER EVENTS

              Bear Stearns Asset Backed Securities Inc. has previously registered the offer and sale of the Mortgage-Backed LIBOR Notes, Class A, Series 1999-1, issued by American Residential Eagle Bond Trust 1999-1 (the "Notes").

              The following exhibit which relates specifically to the Notes is included with this Current Report:

Item 7(c).    Exhibits

                10.1 Monthly Payment Date Statement distributed to Noteholders, dated October 25, 1999.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 30, 1999

                                        BEAR STEARNS ASSET BACKED
                                        SECURITIES, INC.

                                        By: /s/ Jonathan Lieberman
                                           -------------------------------------
                                           Jonathan Lieberman
                                           Vice President



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                                  EXHIBIT INDEX

Exhibit  Number                                                      Page Number
-------  -------                                                     -----------
10.1     Monthly Payment Date Statement distributed to
         Noteholders, dated October 25, 1999...............................5